UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported)
                                February 9, 2006

                             TEDA TRAVEL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                         000-30264                    11-3177042
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(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)

  Suite 2102 Chinachem Century Tower,  178 Gloucester Road, Wanchai,  Hong Kong
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        (Address of Principal Executive Offices)                     (Zip Code)

                                 (852) 2833-2186
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               Registrant's Telephone Number, Including Area Code

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material  Definitive  Agreement;  Item 3.02 Unregistered
Sales of Equity Securities; Item 5.01 Changes in Control of Registrant

     On February 9, 2006, TEDA Travel Group, Inc. (the "Company") entered into a Common Stock Purchase Agreement (the "Agreement") with Bloompoint Investments Limited, a British Virgin Islands company ("Bloompoint"). Pursuant to the Agreement, Bloompoint has agreed to purchase from the Company 33,333,333 shares of the Company's common stock (the "Shares") at US $0.12 per share (paid in Hong Kong dollars) for the aggregate purchase price of US $4.0 million. The Company has agreed to file with the SEC a resale registration statement relating to 7,000,000 Shares (the "Resale Registration Statement") within one hundred-twenty
(120) days of the consummation of the transaction. The Company has no obligation to file a resale registration statement with respect to the remaining 26,333,333 shares. The Purchase Agreement, together with exhibits thereto, is attached hereto as Exhibit 10.3. Prior to entry into this Agreement, there was no relationship between Bloompoint, or any of Bloompoint's affiliates, and Registrant, or any of Registrant's affiliates. Upon the consummation of the sale of the Shares to Bloompoint pursuant to the Agreement, Bloompoint shall own approximately 60% of the outstanding stock of Registrant and shall consequently have a controlling interest in Registrant.

     In connection with the foregoing private placement, the Company will pay a finder's fee of $400,000.00 in cash to New Fortune Capital Holdings Limited ("New Fortune"). There is no relationship between New Fortune, or any of New Fortune's affiliates, and Registrant, or any of Registrant's affiliates.



Section 9 - Financial Statements and Exhibits

(a) Statements and Exhibits
    None

(b) Exhibits:

10.3 Common Stock Purchase Agreement dated February 9, 2006.





                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                                   TEDA TRAVEL GROUP, INC.


Date: February 15, 2006                          By:  /s/ Godfrey Chin Tong Hui
                                                 -------------------------------
                                                 Godfrey Chin Tong Hui
                                                 Chief Executive Officer

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